                                                                    EXHIBIT 10.5

                                        AMENDMENT NO. 2 dated as of December 31,
                                        2001 to the Credit, Security, Guaranty
                                        and Pledge Agreement dated as of August
                                        31, 2001, as amended as of December 14,
                                        2001, among Crown Media Holdings, Inc.
                                        (the "Borrower"), the Guarantors named
                                        therein, the Lenders referred to therein and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent") (the "Credit Agreement").

                             INTRODUCTORY STATEMENT

      WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

      WHEREAS, Hallmark Entertainment, Inc., a Delaware corporation, is to be converted into a Delaware limited liability company with the name "Hallmark Entertainment, LLC" ("Hallmark") and will transfer all of its ownership interest in the Borrower to Hallmark Entertainment Holdings, Inc. ("Hallmark Holdings"), a newly formed Delaware corporation, (the "Transaction") which is to be the sole member of Hallmark after the Transaction.

      WHEREAS, Hallmark Holdings is a newly formed holding company and an indirect wholly-owned subsidiary of Hallmark Cards with no substantial liabilities and no substantial assets, other than its ownership interest in Hallmark and which after the Transaction will own all of the shares of the Borrower currently owned by Hallmark.

      WHEREAS, Hallmark Holdings has agreed to guarantee the obligations of Hallmark under the Hallmark Inducement Agreement.

      WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to permit the Transaction and the Lenders and the Agent have agreed to certain revisions to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

      NOW THEREFORE, the parties hereto hereby agree as follows:

      Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

      Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

            (A) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetic sequence:

            " 'Hallmark Holdings' shall mean Hallmark Entertainment Holdings, Inc., a Delaware corporation which is an indirect wholly-owned subsidiary of Hallmark Cards."
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            (B) The definition of "Change in Control" appearing in Article 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            " 'Change in Control' shall mean (a) Hallmark Cards shall cease to own (directly or indirectly) at least 80% of the Equity Interests of Hallmark Holdings, (b) Hallmark Holdings shall cease to have (i) sufficient voting power to elect a majority of the Borrower's Board of Directors or (ii) beneficial ownership over a majority of the issued and outstanding Equity Interests of the Borrower having voting power, (c) individuals who on the Issue Date (as defined in the Trust Indenture) constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Borrower was approved by a vote of at least 66-2/3% of the Board of Directors then still in office who were either directors on Issue Date (as defined in the Trust INDENTURE) or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors still in office or (d) the consummation by the Borrower of any transaction that would constitute a "Rule 13e-3 transaction" as defined in the Exchange Act."

            (C) Article 7 of the Credit Agreement is hereby amended by (i) adding the word "Hallmark Holdings" after the words "Hallmark Cards" in clause
(f) thereof, (ii) adding the word "Hallmark Holdings" after the words "Hallmark Cards" in clause (g) thereof and (iii) adding the word "Hallmark Holdings" after the words "Hallmark Cards" in clause (n) thereof.

      Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 3 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

            (A) the Agent shall have received (i) counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent, the Required Lenders and Hallmark Holdings and (ii) a copy of the acknowledgement by Hallmark, set forth at the foot hereof, bearing the signature of Hallmark; and

            (B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

      Section 4. Guarantee of Hallmark Holdings. Hallmark Holdings hereby unconditionally and irrevocably guarantees to the Agent and the Lenders the due and punctual payment and performance by Hallmark of all of Hallmark's obligations under the Hallmark Inducement Agreement dated as of August 31, 2001 between Hallmark and the Agent including, but not limited to, all of the commitments of Hallmark under Section 5 thereof and all of Hallmark's indemnification obligations pursuant to Section 7 thereof. All of the various commitments and waivers applicable to the Guarantors contained in Article 10 of the Credit Agreement are incorporated herein by reference as applicable to Hallmark Holdings with respect to its obligations under this Section 4.

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      Section 5. Representations and Warranties of Hallmark Holdings. Hallmark
Holdings represents and warrants that:

            (A) Hallmark Holdings is a corporation duly organized, validly existing and in good standing in the state of Delaware;

            (B) Prior to the consummation of the Transaction, Hallmark Holdings has no substantial liabilities and no substantial assets, other than its ownership interest in Hallmark;

            (C) Hallmark Holdings has the power and authority to carry on its business as it is now being conducted and to execute, deliver and perform its obligations under this Amendment;

            (D) the execution, delivery and performance of this Amendment (i) has been duly authorized by all necessary corporate action by Hallmark Holdings,
(ii) will not violate any provision of any Applicable Law or any order of any court or other agency of the United States, or any State thereof applicable to Hallmark Holdings, (iii) will not violate any provision of the Certificate of Incorporation or Bylaws of Hallmark Holdings and (iv) will not violate any provision of, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material agreement or instrument to which Hallmark Holdings is a party;

            (E) this Amendment when executed will constitute the legal, valid and binding obligation of Hallmark Holdings, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

            (F) there are no actions, suits or other proceedings at law or in equity by or before any arbitrator, arbitration panel or any Governmental Authority or any investigation of the affairs of, or to the knowledge of Hallmark Holdings threatened litigation action or other proceedings against or affecting Hallmark Holdings or any of its rights which could materially and adversely affect its ability to perform its commitments hereunder and Hallmark Holdings is not in default with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority binding upon it;

            (G) Hallmark Holdings is not in default in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in any agreement or instrument which would materially and adversely affect its ability to perform its commitments hereunder; and

            (H) the representations and warranties of Hallmark Holdings in this
Section 5 of this Amendment are true and correct in all material respects on and as of the date hereof.

      Section 6. Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants that:

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            (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

            (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

      Section 7. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties and/or Hallmark Holdings, each Credit Party and/or Hallmark Holdings will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

      Section 8. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

      Section 9. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

      Section 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      Section 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

      Section 12. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

      Section 13. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.
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            IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                        BORROWER:

                                        CROWN MEDIA HOLDINGS, INC.

                                        By /s/ William J. Aliber
                                           -------------------------------------
                                        Name: William J. Aliber
                                        Title: EVP & CFO


                                        GUARANTORS:

                                        CROWN MEDIA INTERNATIONAL, INC.
                                        CROWN MEDIA INTERNATIONAL
                                        (SINGAPORE) INC.
                                        CROWN ENTERTAINMENT LIMITED
                                        CROWN MEDIA DISTRIBUTION, LLC
                                        CROWN MEDIA INTERNATIONAL (HK)
                                          LIMITED
                                        HEN LLC
                                        HEN (L) LTD.
                                        HM HOLDINGS OF DELAWARE LLC
                                        CROWN MEDIA UNITED STATES LLC
                                        HM INTERMEDIARY LLC
                                        CITI TEEVEE LLC
                                        DOONE CITY PICTURES LLC
                                        HALLMARK INDIA PRIVATE LIMITED

                                        By /s/ William J. Aliber
                                           -------------------------------------
                                        Name: William J. Aliber
                                        Title: Authorized Signatory

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                                          LENDERS:


                                          JPMORGAN CHASE BANK (f/k/a The Chase
                                          Manhattan Bank),
                                          individually and as Issuing
                                          Bank and Agent

                                          By /s/ Dennis Heffernan
                                            ------------------------------------
                                          Name: Dennis Heffernan
                                          Title: VP


                                          BANK OF AMERICA, N. A.

                                          By /s/ Todd Shipley
                                            ------------------------------------
                                          Name: Todd Shipley
                                          Title: Managing Director


                                          CREDIT SUISSE FIRST BOSTON

                                          By /s/ David L. Sawyer
                                            ------------------------------------
                                          Name: David L. Sawyer
                                          Title: Director

                                          By /s/ Paul L. Colon
                                            ------------------------------------
                                          Name: Paul L. Colon
                                          Title: Vice President


                                          CITICORP USA, INC.

                                          By /s/ Robert F. Parr
                                            ------------------------------------
                                          Name: Robert F. Parr
                                          Title: Managing Director

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                                          DEUTSCHE BANK AG NEW YORK BRANCH

                                          By /s/ Alexander Karow
                                            ------------------------------------
                                          Name: Alexander Karow
                                          Title: Vice President

                                          By /s/ Thomas A. Foley
                                            ------------------------------------
                                          Name: Thomas A. Foley
                                          Title: Vice President


                                          ROYAL BANK OF CANADA

                                          By /s/ Barbara Meijer
                                            ------------------------------------
                                          Name: Barbara Meijer
                                          Title: Managing Director


                                          ABN AMRO BANK N.V.

                                          By /s/ John L. Church
                                            ------------------------------------
                                          Name: John L. Church
                                          Title: Senior Vice President

                                          By /s/ Wendy L. Watters
                                            ------------------------------------
                                          Name: Wendy L. Watters
                                          Title: Vice President


                                          BANK ONE, NA (Main Office Chicago)

                                          By /s/ Suzanne Ergastolo
                                            ------------------------------------
                                          Name: Suzanne Ergastolo
                                          Title: Vice President
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                                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK BRANCH


                                          By /s/ Lisa Walker
                                            ------------------------------------
                                          Name: Lisa Walker
                                          Title: Associate Director

                                          By /s/ Barry S. Wadler
                                            ------------------------------------
                                          Name: Barry S. Wadler
                                          Title: Associate Director

AGREED AND ACCEPTED with respect
to Sections 4, 5, 7, 9, 10, 11 and 13 only:

HALLMARK ENTERTAINMENT HOLDINGS, INC.,


By /s/ Judith Whittaker
  -----------------------------------------
Name: Judith Whittaker
Title: Vice President

Hallmark Entertainment, LLC hereby acknowledges that it is the successor entity to Hallmark Entertainment, Inc. and that as such it shall be bound by all of the Fundamental Documents to which Hallmark Entertainment, Inc. is a party and all of its obligations thereunder.

HALLMARK ENTERTAINMENT, LLC


By /s/ Judith Whittaker
  -----------------------------------------
Name: Judith Whittaker
Title: Vice President